SUNBEAM CORPORATION

                       NOTICE OF GUARANTEED DELIVERY

           PURSUANT TO THE OFFERING CIRCULAR DATED JULY 11, 2000

        This Notice of Guaranteed Delivery relates to the offer (the "Exchange Offer") of Sunbeam Corporation ("Sunbeam") to exchange up to 34,238,000 shares of common stock, par value $.01 per share, of Sunbeam and an aggregate principal amount at maturity of up to $348,422,000 of Sunbeam's 11% Senior Secured Subordinated Notes due 2011 for up to all of Sunbeam's issued and outstanding Zero Coupon Convertible Senior Subordinated Debentures due 2018 (the "Zero Debentures"). You must use this Notice of Guaranteed Delivery, or one substantially equivalent to this form, to accept the Exchange Offer if you are a registered holder of Zero Debentures and wish to tender your Zero Debentures, but (1) the certificates for the Zero Debentures are not immediately available, (2) time will not permit your certificates for the Zero Debentures or other required documents to reach American Stock Transfer & Trust Company, as exchange agent (the "Exchange Agent"), before 5:00 p.m., New York City time, on August 7, 2000 (or any such later date and time to which the Exchange Offer may be extended (the "Expiration Date") or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date, you may effect a tender of your Zero Debentures if (a) the tender is made through an Eligible Guarantor Institution (as defined in the Offering Circular under the caption "The Exchange Offer - Procedures for Tendering Zero Debentures"); (b) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the principal amount at maturity of Zero Debentures you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery (these documents may be sent by overnight courier, registered or certified mail or facsimile transmission);
(c) you guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Zero Debentures, in proper form for transfer, or a Book- Entry Confirmation (as defined in the Offering Circular under the caption "The Exchange Offer - Procedures for Tendering Zero Debentures") of transfer of the Zero Debentures into the Exchange Agent's account at The Depository Trust Company (including the Agent's Message (as defined in the Offering Circular under the caption "The Exchange Offer - Procedures for Tendering Zero Debentures") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (d) the Exchange Agent receives the certificates for all physically tendered Zero Debentures, in proper form for transfer, or a Book- Entry Confirmation of transfer of the Zero Debentures into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery. Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Circular.

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    Delivery to: AMERICAN STOCK TRANSFER & TRUST COMPANY, Exchange Agent


  By Regular or Certified Mail:              By Facsimile:                By Overnight Courier or Hand:
                                 (Eligible Guarantor Institutions Only)
     American Stock Transfer                                                 American Stock Transfer
         & Trust Company                    (718) 234-5001                       & Trust Company
   40 Wall Street, 46th Floor                                              40 Wall Street, 46th Floor
       New York, NY  10005              To Confirm by Telephone                New York, NY  10005
      Attention:  Joe Wolf             or for Information Call:               Attention:  Joe Wolf

                                            (718) 921-8200
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        DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN
ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.




Ladies and Gentlemen:

        Subject to the terms and conditions set forth in the Offering Circular and the accompanying Letter of Transmittal, the undersigned hereby tenders to Sunbeam Corporation the principal amount at maturity of Zero Debentures set forth below pursuant to the guaranteed delivery procedure described in the Offering Circular under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."


Principal Amount at Maturity of Zero Debentures
Tendered:*

$_______________________________________________

Certificate Nos. (if available):

________________________________________________

Total Principal Amount at Maturity Represented by
        Zero Debentures Certificate(s):

$_______________________________________________

If Zero Debentures will be delivered by
book-entry transfer to The Depository Trust
Company, provide account number.


Account Number _________________________________


______________________________________________________________________________
        ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL
SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF
THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
______________________________________________________________________________

                                       PLEASE SIGN HERE

X       ___________________________         _______________

X       ___________________________         _______________
        Signature(s) of Owner(s)            Date
        or Authorized Signatory

        Area Code and Telephone Number: (       )
                                         ________________________________

        Must be signed by the holder(s) of Zero Debentures as their name(s) appear(s) on certificates for Zero Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                    PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):  ___________________________________________________________________
              _______________________________________________________________
              _______________________________________________________________
Capacity:     _______________________________________________________________
Address(es):  _______________________________________________________________
              _______________________________________________________________
              _______________________________________________________________




-------------------
* Must be in denominations of $1,000 principal amount at maturity and any integral multiple thereof.




                                 GUARANTEE
                  (Not to be used for signature guarantee)

        The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount at maturity of Zero Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Zero Debentures into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.

___________________________________    ___________________________________
          Name of Firm                        Authorized Signature

___________________________________    ___________________________________
            Address                                 Title

___________________________________    Name:______________________________
           Zip Code                           (Please Type or Print)


Area Code and Tel. No. ____________    Dated:_____________________________



NOTE: DO NOT SEND CERTIFICATES FOR ZERO DEBENTURES WITH THIS FORM. CERTIFICATES FOR ZERO DEBENTURES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.